UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 25, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Term Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 8.01  Other Events

Subsequent to filing the 8-K relating to the payment date on June 25, 2004, a revision was made to the GMACM Home Equity Loan Trust Home Equity Loan-Backed Term Notes, Series 2004-HE2 which was not included in the original 8-K filed. The 8-K is being amended because GMAC revised reporting. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, website at www.ctslink.com.

  ITEM 9.01  Financial Statements and Exhibits

        (c)  Exhibits

             Exhibit Number      Description

             EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Term Notes, Series 2004-HE2, relating to the June 25, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
                      Home Equity Loan-Backed Term Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 06/25/04


                                INDEX TO EXHIBITS

Exhibit Number
                    Description
EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Term Notes, Series 2004-HE2, relating to the June 25, 2003 distribution.

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                                                           Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
                                              Payment Date            6/25/2004

Servicing Certificate                                      Group 1
Beginning Pool Balance                                      550,615,557.72
Beginning PFA                                               119,058,846.28
Ending Pool Balance                                         564,991,937.03
Ending PFA Balance                                           83,023,081.90
Principal Collections                                        21,659,385.07
Principal Draws                                                    -
Net Principal Collections                                    21,659,385.07
Active Loan Count                                                   16,379

Interest Collections                                          3,191,480.27

Weighted Average Loan Rate                                        7.84107%
Weighted Average Net Loan Rate                                     7.3411%
Substitution Adjustment Amount                                        0.00


                                                               Beginning          Ending
Term Notes                                                      Balance           Balance         Factor            Principal
Class A-1A                                                   66,073,633.05      57,595,248.77   0.6970343        8,478,384.28
Class A-1B                                                   70,897,000.00      70,897,000.00   1.0000000                0.00
Class A-1C                                                  231,963,085.04     217,604,735.88   0.8369413       14,358,349.16
Class A-2                                                   152,808,000.00     152,808,000.00   1.0000000                0.00
Class A-3                                                    34,034,000.00      34,034,000.00   1.0000000                0.00
Class A-4                                                    66,708,000.00      66,708,000.00   1.0000000                0.00
Class A-IO                                                   94,000,000.00      94,000,000.00                            0.00

Class M1                                                     37,356,000.00      37,356,000.00   1.0000000                0.00
Class M2                                                      7,116,000.00       7,116,000.00   1.0000000                0.00




                                         Interest     Security
Term Notes                Interest      Shortfalls       %         Coupon
Class A-1A                66,569.19        0.00       0.0809       1.170%
Class A-1B                74,481.24        0.00       0.0996       1.220%
Class A-1C               239,695.19        0.00       0.3058       1.200%
Class A-2                366,739.20        0.00       0.2148       2.880%
Class A-3                120,253.47        0.00       0.0478       4.240%
Class A-4                202,903.50        0.00       0.0938       3.650%
Class A-IO               470,000.00        0.00       0.1321       6.000%

Class M1                 122,963.50        0.00       0.0525       3.950%
Class M2                  23,304.90        0.00         0.01       3.930%


Certificates        -         -          -      -      -     -      -     -

Beginning Overcollateralization Amount                        2,718,685.91
Overcollateralization Amount Increase (Decrease)              1,177,348.37
Outstanding Overcollateralization Amount                      3,896,034.28
Overcollateralization Target Amount                           7,115,484.05

Credit Enhancement Draw Amount                                        0.00
Unreimbursed Prior Draws                                              0.00



                                                                                              Number      Percent
                                                                   Balance                    of Loans    of Balance
Delinquent Loans (30 Days)                                    1,475,848.92                       47               0.26%
Delinquent Loans (60 Days)                                      404,621.61                       13               0.07%
Delinquent Loans (90 Days)                                      290,638.66                       10               0.05%
Delinquent Loans (120 Days)                                          -                            0               0.00%
Delinquent Loans (150 Days)                                          -                            0               0.00%
Delinquent Loans (180+ Days)                                         -                            0               0.00%
REO                                                                  -                            0               0.00%
Bankruptcy                                                      223,899.72                        6               0.04%
Foreclosure                                                          -                            0               0.00%

                                                       Liquidation To-Date
Beginning Loss Amount                                                 0.00
Current Month Loss Amount                                             0.00
Current Month Prinicpal Recovery                                      0.00
Net Ending Loss Amount                                                0.00               0.00

                                                    Net Recoveries to Date
Beginning Net Principal Recovery Amount                               0.00
Current Month Net Principal Recovery Amount                           0.00
Ending Net Principal Recovery Amount                                  0.00

                                                            Special Hazard                  Fraud           Bankruptcy
Beginning Amount                                                      0.00                   0.00                0.00
Current Month Loss Amount                                             0.00                   0.00                0.00
Ending Amount                                                          -                       -                   -

Liquidation Loss Distribution Amounts                                 0.00
Extraordinary Event Losses                                            0.00
Excess Loss Amounts                                                   0.00

Capitalized Interest Account

Beginning Balance                                               914,037.06
Withdraw relating to Collection Period                                0.00
Interest Earned (Zero, Paid to Funding Account)                       0.00
Interest for Initial Payment                                          0.00
Total Ending Capitalized Interest Account Balance as of payment 914,037.06
Interest earned for Collection Period                               399.87
Interest withdrawn related to prior Collection Period Date          509.25



Prefunding Account
Beginning Balance                                           119,058,846.28
Additional Purchases during Revolving Period                (36,035,764.38)
Excess of Draws over Principal Collections                            0.00
Ending PFA Balance to Noteholders                                     0.00
Total Ending Balance as of Payment Date                      83,023,081.90
Interest earned for Collection Period                            48,900.52
Interest withdrawn related to prior Collection Period            70,812.76

Current Month Repurchases Units                                          0
Current Month Repurchases ($)                                            -

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